Exhibit 10.1
Execution Version

Second Amendment to
Credit Agreement
This Second Amendment to Credit Agreement (this “Amendment”) is entered into as of April 1, 2014, among Power Integrations, Inc., a Delaware corporation (“Borrower”), Union Bank, N.A. (“Union Bank”), Wells Fargo Bank, National Association (“Wells Fargo”) and Wells Fargo Bank, National Association, as administrative agent (“Agent”).
Recitals
Whereas Borrower, Union Bank, Wells Fargo and Agent are party to that certain Credit Agreement, dated as of July 5, 2012 (as amended prior to the date hereof, the “Existing Credit Agreement” and, as further amended from time to time, the “Credit Agreement”);
Whereas the parties hereto have agreed to certain changes in the terms and conditions set forth in the Existing Credit Agreement and have agreed to amend the Existing Credit Agreement to reflect such changes;
Now, therefore, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Existing Credit Agreement shall be amended as follows; provided that nothing contained herein shall terminate any security interests, guaranties, subordinations or other documents in favor of Agent, all of which shall remain in full force and effect unless expressly amended hereby:
Section 1.    Definitions. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in the Existing Credit Agreement.
Section 2.    Amendment to Credit Agreement. Upon the effectiveness of this Amendment in accordance with Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:
(a)    Section 1.1(a) of the Existing Credit Agreement is hereby amended by deleting the date “July 5, 2015” and by substituting for said date “April 1, 2017.”
Section 3.    Conditions Precedent. This Amendment, including, without limitation the amendments to the Existing Credit Agreement contained herein, shall become effective as of the date first set forth above (the “Effective Date”) upon satisfaction of all of the conditions set forth in this Section 3 to the satisfaction of Bank:
(a)    Agent shall have received each of the following, duly executed and delivered by each of the applicable parties thereto:
(i)    this Amendment;
(ii)    the First Modification to Line of Credit Note (regarding the Line of Credit Note issued by Borrower for the benefit of Union Bank);

(iii)    the First Modification to Line of Credit Note (regarding the Line of Credit Note issued by Borrower for the benefit of Wells Fargo);
(iv)    such other documents as Agent may require under any other Section of this Amendment; and
(b)    No Default or Event of Default, shall have occurred and be continuing.
(c)    Borrower shall have paid all fees and expenses owing to Agent, Wells Fargo or Union Bank under the Existing Credit Agreement as of the Effective Date, including, without limitation, all fees owing under Section 1.5 of the Existing Credit Agreement and reasonable attorneys’ fees expended or incurred by Agent, Wells Fargo or Union Bank in connection with the negotiation and execution of this Amendment.
Section 4.    Interpretation. Except as expressly amended pursuant hereto, the Existing Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. This Amendment and the Existing Credit Agreement shall be read together, as one document. The Recitals hereto, including the terms defined therein, are incorporated herein by this reference and acknowledged by Borrower to be true, correct and complete.
Section 5.    Representations, Warranties and Covenants. Borrower hereby remakes all representations and warranties contained in the Existing Credit Agreement and reaffirms all covenants set forth in the Credit Agreement as of the date of this Amendment. Borrower further certifies that as of the date of this Amendment there exists no Default or Event of Default.
Section 6.    Further Assurances. Borrower will make, execute, endorse, acknowledge, and deliver any agreements, documents, or instruments, and take any and all other actions, as may from time to time be reasonably requested by Agent to effect, confirm, or further assure or protect and preserve the interests, rights, and remedies of Agent and Lenders under the Credit Agreement and the other Loan Documents.
Section 7.    Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Delivery of an executed counterpart of a signature page of this Amendment by telefacsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
Section 8.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

In witness whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:		AGENT:

WELLS FARGO BANK,
POWER INTEGRATIONS, INC.		NATIONAL ASSOCIATION

By:	/s/ Balu Balakrishnan	By:	/s/ Stephen Cordani
Name:	Balu Balakrishnan,	Name:	Stephen Cordani,
Title:	CEO	Title:	LTM / SVP

LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Stephen Cordani
Name:	Stephen Cordani,
Title:	LTM / SVP

UNION BANK, N.A.

By:	/s/ Michael J. McCutchin
Name:	Michael J. McCutchin,
Title:	Vice President

LETTER OF CREDIT ISSUER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Stephen Cordani
Name:	Stephen Cordani,
Title:	LTM / SVP

Execution Version

FIRST MODIFICATION TO LINE OF CREDIT NOTE

This FIRST modification to LINE OF CREDIT NOTE (this “Modification”) is entered into as of April 1, 2014, by and between POWER INTEGRATIONS, INC., a Delaware corporation (“Borrower”), and Wells Fargo Bank, National Association (“Wells Fargo”).

RECITALS

WHEREAS, Borrower is currently indebted to Wells Fargo pursuant to the terms and conditions of (i) that certain Credit Agreement, dated as of July 5, 2012 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Credit Agreement”), by and among Borrower, Union Bank, N.A., Wells Fargo, each other financial institution listed on Schedule 1 thereto (collectively, including Wells Fargo in its capacity as a lender thereunder, “Lenders”), and Wells Fargo, as administrative agent for the Lenders (in such capacity, “Agent”), and (ii) that certain Line of Credit Note in the original principal amount of Sixty‑Five Million Dollars ($65,000,00.00), executed by Borrower and payable to the order of Wells Fargo, as Lender, dated as of July 5, 2012 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Note”).

WHEREAS, Borrower and Wells Fargo, as Lender, have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

1.    The maturity date of the Note is hereby modified to be April 1, 2017.

2.    Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Credit Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

3.    Borrower certifies that as of the date of this Modification, and after giving effect to this Modification, there exists no Event of Default under the Note or the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

	POWER INTEGRATIONS, INC.		WELLS FARGO BANK
NATIONAL ASSOCIATION

By:	/s/ Balu Balakrishnan	By:	/s/ Stephen Cordani
Name:	Balu Balakrishnan,	Name:	Stephen Cordani,
Title:	CEO	Title:	LTM / SVP

Execution Version

FIRST MODIFICATION TO LINE OF CREDIT NOTE

This FIRST modification to LINE OF CREDIT NOTE (this “Modification”) is entered into as of April 1, 2014, by and between POWER INTEGRATIONS, INC., a Delaware corporation (“Borrower”), and UNION BANK, N.A. (“Union”).

RECITALS

WHEREAS, Borrower is currently indebted to Union pursuant to the terms and conditions of (i) that certain Credit Agreement, dated as of July 5, 2012 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Credit Agreement”), by and among Borrower, Union, Wells Fargo Bank, National Association (“Wells Fargo”), each other financial institution listed on Schedule 1 thereto (collectively, including Union and Wells Fargo in their respective capacities as a lender thereunder, “Lenders”), and Wells Fargo, as administrative agent for the Lenders (in such capacity, “Agent”), and (ii) that certain Line of Credit Note in the original principal amount of Thirty‑Five Million Dollars ($35,000,00.00), executed by Borrower and payable to the order of Union, as Lender, dated as of July 5, 2012 (as amended, restated, modified and/or otherwise supplemented from time to time, the “Note”).

WHEREAS, Borrower and Union, as Lender, have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

1.    The maturity date of the Note is hereby modified to be April 1, 2017.

2.    Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Credit Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

3.    Borrower certifies that as of the date of this Modification, and after giving effect to this Modification, there exists no Event of Default under the Note or the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

	POWER INTEGRATIONS, INC.		UNION BANK, N.A.

By:	/s/ Balu Balakrishnan	By:	/s/ Michael J. McCutchin
Name:	Balu Balakrishnan,	Name:	Michael J. McCutchin,
Title:	CEO	Title:	Vice President